Exhibit 99.2

 1  Let’s Grow Together  Deal Roadshow PresentationOctober 2022

 Disclaimer  This presentation (this “Presentation”) is provided for informational purposes only and has been prepared by Inversiones e Inmobilaria GHC Ltda (the “Company”) and Rose Hill Acquisition Corporation (“Rose Hill”) to assist interested parties in making their own evaluation with respect to a potential business combination between the Company and Rose Hill and related transactions (the “Potential Business Combination”) and for no other purpose.   This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Potential Business Combination. 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 Disclaimer (Continued)  Industry and Market Data  In this Presentation, the Company may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. The Company has not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information. Recipients are cautioned not to place undue weight on such information.  Forward Looking Statements  Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,”  “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s and Rose Hill’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.  Many actual events and circumstances are beyond the control of Rose Hill and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including the risks presented elsewhere herein. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should also carefully consider the risk factors presented elsewhere herein along with the risks and uncertainties described in the “Risk Factors” section of Rose Hill’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Rose Hill from time to time with the U.S. Securities and Exchange Commission (the “SEC”). There may be additional risks that neither Rose Hill nor the Company presently know or that Rose Hill and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Presentation, and such information may be inaccurate or incomplete. Rose Hill and the Company undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, the Company’s management team or businesses associated with them is presented for informational purposes only. Past performance by the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not rely on the historical record of the performance of the Company’s management team or businesses associated with them as indicative of the Company’s future performance of an investment or the returns the Company will, or is likely to, generate going forward.

 Disclaimer (Continued)  Use of Projections  This Presentation contains projected financial information with respect to the Company. The Company’s independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Projections are inherently uncertain due to a number of factors outside of Rose Hill’s and the Company’s control. While all financial projections, estimates and targets are necessarily speculative, Rose Hill and the Company believe that the preparation of projected financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the projected results are indicative of future performance or that actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Presentation should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved.  Presentation of Financial Data  The financial information and data contained in this Presentation has not been audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and may not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in any proxy statement, prospectus or other report or document to be filed or furnished with the SEC by Rose Hill, the Company and/or a newly created entity (“New PubCo”) through which the Potential Business Combination will be consummated.  Certain historical financial data and financial forecast information of the Company included in this Presentation has been based on the Company’s audited financial statements for the years ended October 31, 2021 and 2020, in accordance with International Financial Reporting Standards (“IFRS”), and such data and information is subject to update following the completion of the audits of the Company’s financial statements in accordance with PCAOB standards. Accordingly, such historical financial results and financial forecast information are preliminary and subject to change, which change may be material, based on the completion of the Company’s financial closing procedures and any adjustments that may result from the preparation and completion of the audits of the Company’s financial statements in accordance with PCAOB standards.  In addition, certain historical financial data of the Company for periods prior to 2020 has been based on the Company’s audited financial statements for the relevant periods, as applicable, but such financial data has not been, and will not be, audited in accordance with PCAOB standards and may deviate from financial information audited in accordance with PCAOB standards. In addition, certain other financial data of the Company included in this Presentation is based on the Company’s internal management accounts that have not been reviewed or audited and are subject to further review and updates.  Statement Regarding Non-GAAP Financial Measures  Certain financial measures in this Presentation are not calculated pursuant to U.S. Generally Accepted Accounting Principles (“GAAP”) or IFRS. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP or IFRS. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP or IFRS equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison. You should review each of Rose Hill’s and the Company’s audited financial statements in accordance with GAAP or IFRS and should not rely on any single financial measure as part of your evaluation.   This Presentation also includes certain projections of non-GAAP measures. Due to the high variability, uncertainty and inherent difficulty of making accurate forecasts and projections, including predicting the occurrence and financial impact of certain adjustments, and the periods in which such adjustments may be recognized, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, the Company is not providing a reconciliation of its projected or forward-looking non-GAAP measures to the most directly comparable measure prepared in accordance with GAAP. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

 Disclaimer (Continued)  Trademarks  Rose Hill and the Company own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third-parties, which are the property of their respective owners. The use or display of third-parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Rose Hill or the Company, or an endorsement or sponsorship by or of Rose Hill or the Company. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, * or © symbols, but such references are not intended to indicate in any way that Rose Hill or the Company will not assert to the fullest extent under applicable law their respective rights or the rights of the applicable licensor(s) to these trademarks, service marks, trade names and copyrights.  Additional Information  In connection with the Potential Business Combination described herein, Rose Hill, the Company and/or New PubCo intend to file relevant materials with the SEC, including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rose Hill shareholders. Rose Hill, the Company and/or New PubCo will also file other documents regarding the Potential Business Combination with the SEC. This Presentation does not contain all the information that should be considered concerning the Potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Business Combination. Before making any voting or investment decision, investors, security holders of the Company, Rose Hill, and other interested persons are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Potential Business Combination as they become available because they will contain important information about the Potential Business Combination.   Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rose Hill, the Company and/or New PubCo through the website maintained by the SEC at www.sec.gov. The documents filed by Rose Hill, the Company and/or New PubCo with the SEC also may be obtained free of charge upon written request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.  Participants in the Solicitation  Rose Hill, the Company, New PubCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Rose Hill’s shareholders in connection with the Potential Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Potential Business Combination and their ownership of Rose Hill’s securities are, or will be, contained in Rose Hill’s filings with the SEC, and such information and names of the Company’s directors and executive officers will also be in the registration statement on Form F-4 to be filed with the SEC by Rose Hill, the Company and/or New PubCo, which will include the proxy statement of Rose Hill.  INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Table of Contents  Introduction  Who is Prize?  Key Investment Highlights  Financials & KPIs  Transaction Overview  Conclusion

 Introduction  I.

Proposed Transaction Summary

Company	Sponsor
Prize	ROSE HILL
Leading farmer, processor and exporter of Superfruits & nuts in the Southern Hemisphere exporting to 30+ nations	Latin American-dedicated sponsor focused on partnering with leading, profitable businesses to achieve success utilizing the U.S. public markets

Statistical Summary of Transaction

Est. Pro-Forma EV	Pre-Money Equity Value	2023E EBITDA	Pro-Forma EV/2023E EBITDA	9-Yr Historical EBITDA CAGR	Expected Transaction Close	Expected SPAC + PIPE Ownership
$425M	$328M	$42M	10.1x	28%	Q1 2023	~15-20%

Investment Rationale

- Antioxidant-rich foods like superfruits are disrupting the consumer segment with health-conscious buyers willing to pay premium. Prize is uniquely positioned to capture this demand
- Long-term relationships with third-party growers provide Prize high-margin, recurrent EBITDA through processing and commercial services
- Vertically integrated Chilean superfruit operations provide full control over fruit quality, supply chain oversight, and fuel the company's short-term growth
- Well-defined and attractive growth plan through international expansion of superfruit orchards. Opportunity to consolidate a fragmented industry using U.S. listed equity
- Founder-led, proven team with a track record of efficient execution and success identifying superfruit trends
- ESG-focused company with a long-term vision of feeding the world with high-quality & nutritious superfruits

Transaction Funding

- The transaction is expected to be funded through a combination of Rose Hill's cash held in trust and proceeds of a PIPE financing to be raised before closing
- Transaction will result in an estimated $55 million of cash to the balance sheet to invest in the international farming segment, strategic partnerships / inorganic opportunities globally, and the Chilean processing expansion

Founder & Sponsor Incentive

- Prize majority shareholder & CEO to receive earnouts at share price hurdles of $18, $22, $26, and $30
- Rose Hill Sponsor to achieve earnouts at share price hurdles of $15 and $20

8

 Proceeds expected to be deployed towards the international farming segment, strategic partnerships / inorganic expansion opportunities and development of the Chilean processing segment  Transaction Proceeds to Fund a Solid Growth Plan  Development of Farming Segment  Acquisition of hectares for new blueberry plantations in Peru  Expansion to North America following our strategic plan   Capital deployment for the acquisition of land in Northern Africa / Europe, and Asia  Processing Segment Expansion and Maintenance  Increase of processing capacity of cherries, blueberries & nuts in Chile & Peru  Continuous improvements of Requinoa, Bio Bio and Paijan facilities  Software development to enhance & automate third party grower’s customer experience  Strategic Partnerships / Inorganic Opportunities  Ongoing analysis of strategic partnerships and inorganic opportunities that fits our strategic rationale  Geographical diversification to provide year-round supply of superfruits   Expansion into other attractive, high-margin superfruit varieties  Portion Over Total Proceeds  Portion Over Total Proceeds  Portion Over Total Proceeds

 Who is Prize?  II.

Our History – From Market to Farming

Prize was founded as an export-only company in 2006 and expanded into fruit processing in 2011 making it one of the largest superfoods companies in Chile, and grew into a superfruit farmer in Chile / Peru since 2016

The Foundation – Third Party Services

Fruit commercialization and processing for third parties

2006

- **Incorporation of Prize**

Zespri

- **Association with Zespri, a leading kiwi grower**

2007 - 2010

- **Strengthening of commercial segment enlarging fruit offer**

Kiwis, Cherries, Pears, Stone Fruits, Blueberries, Apples, Grapes

2011

- **Integration to the processing segment and construction of the Requinoa Plant**



Vertical Integration

Acquisition and plantation of own superfruit farms across Chile, achieving vertical integration

2016

- **Initial plantation of cherries and blueberry farms**

2017

- **Incorporation of Prize Nuts**
- **Construction of the nuts processing plant**

2018

- **Strategic Alliance with Global Fruit to export cherries from Canada**
- **New packing Bio Bio**

International Growth

Initial expansion into Peru, with a long-term global focus

2021 - 2022

- **Aqu Anqa Project of Blueberries in Peru**
- **Expansion to other global markets**

11

Prize At-a-Glance

Leading Superfruits company that farms & processes multi-fruits in the Andean region and exports to 30+ countries around the globe

Leading Superfruit Company in the Andean Region

- Multi-Superfruit growing, processing, and exporting company **founded in 2006**
- In S21-22, exported **11+ fruit types to 30+ countries and** processed **~41 million kilos of** fruit & nuts
- Diversified presence across **Chile, Peru**, and expected expansion into **North America, Southern Europe, Asia, & Northern Africa**
- Integrated value chain, involved in **farming, processing and exporting** segments

~41 million kilos & +11 Fruit Types + Exported to +30 Countries

Supported by an integrated value chain → Farming → Processing → Exporting

Supported by Top-Notch Processing Facilities

	Sq. Meters	Fruit	Capacity Ton/Day
 Prize Requinoa	+52,500 m²	Cherries	700
		Round fruits[4]	440
		Dried walnuts	300
 Prize Biobio	+9,400 m²	Blueberries	110
 Prize Paijan	+2,500 m²	Blueberries	35 - 55

S21-22E Total Revenues

($USD)



By segment
Total Revenues $USD 112M
16%
78%
5%
Vertically Integrated Chile
Third Party Services
International(1)

S21-22E Export Mix

In FOB Revenues (%)[2]



Geography
75%
11%
5%
3%
2%
5%
Far East / SEA
North America
EU/UK
Latam
Middle East
Others



Fruit Type
65%
15%
6%
6%
2%
5%
Cherries
Blueberries
Walnuts
Plums (3)
Nectarines
Others

Best-in-Class Superfruit Farms

	Fruits	Total Ha's Planted
Chile	Cherries	350 Ha
	Blueberries	210 Ha
	Nectarines	43 Ha
	Plums	42 Ha
Peru	Blueberries	72 Ha
	Total	**717 Ha Planted**

(1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%. (2) Considers total exports, including third party growers. (3) Includes plums and sugar plums. (4) Includes citrus, avocados, pomerades and stone fruits.

12

Complementary Business Segments

Prize has diversified its business in order to generate a sustained cash flow by growing, processing and commercializing its own fruit in Chile and globally while also providing services to third parties

Third Party Services

- Offers **commercialization and processing services** of fruits & nuts to third parties through its facilities **in Chile**
- **2** processing plants with +**61,000 m^2**
- Processed ~**36 million kilos** in S21-22 from third-parties
- Commercialized ~**32 million kilos** to +30 countries in S21-22 from third parties

Participation in Total Revenues (S21-22E)



78%
Total
Revenues
$USD 112M

Vertically-Integrated Chile

- **Grows, processes and commercializes** fruit from its own farms: primarily **cherries & blueberries**
- **645** hectares planted
- Commercialized ~**5 million kilos** to +30 countries in S21-22
- Hectares in process of achieving **full production in 2 -3 years**

Participation in Total Revenues (S21-22E)



16%
Total
Revenues
$USD 112M

International

- Considers **all vertically-integrated** operations in other countries
- Projected expansion into **North America, Northern Africa/Europe, and Asia**
- Will commercialize ~**1 million kilos** to +30 countries in S21-22 **– Peru**[(1)]
- **72** hectares planted
- **1** processing plant with +**2,500 m^2**

Participation in Total Revenues (S21-22E)



5%
Total
Revenues
$USD 112M

(1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.

13

 Prize - A Strong Combination of Stable Cash Flow and Growth  Our third-party and vertically integrated Chile segments provide recurring cash flow which is used to fund our international growth  +  Stable Cash Flow Generating Segments  High Growth Opportunity Internationally  Vertically Integrated Chile  Third Party Services  Consistent cashflow generation through year-round third-party processing and exporting services  Loyal base of third-party growers  International  High quality assets bringing efficiency and  High margin operation extracting value throughout the entire fruit production chain  Already implemented operations in Peru(1) with a packing facility and a clear growth plan for the next 4 years  Ample space to invest in vertically integrated operations in other attractive markets to supply the Northern Hemisphere  Year-round supply to our customers from a diversified supply platform  (1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.

Proven Track Record of Growth & Execution Capabilities…

Prize has shown solid and consistent growth performance despite different industry setbacks and economic cycles

Note: Calendar Year from Nov 1 to Oct 31

Annual Revenues
$USD Millions



S12-13 / S21-22E CAGR: 20%
$24
$43
$60
$65
$66
$91
$112
$118
$120
$112
S12-13
S13-14
S14-15
S15-16
S16-17
S17-18
S18-19
S19-20
S20-21
S21-22E

EBITDA & EBITDA Margins
$USD Millions



S12-13 / S21-22E CAGR: 28%
13%
14%
18%
16%
17%
16%
14%
17%
20%
18%
$3
$6
$11
$11
$11
$14
$16
$20
$24
$20
S12-13
S13-14
S14-15
S15-16
S16-17
S17-18
S18-19
S19-20
S20-21
S21-22E

Proven and resilient business model that performs even in the most challenging agricultural seasons (S19-20 to S21-22)

Solid Historical Performance

- ✓ **Grew EBITDA & Revenue 20%+ CAGR** since inception
- ✓ **Consistently improved EBITDA margins** by focusing on profitable superfruit opportunities
- ✓ **Resilient performance in the past 3 years** despite the industry being severely affected by Covid-19 and logistic crises
  - ✓ Other industry players facing operating and financing challenges
- ✓ Successfully identified and executed growth plans on **three different superfruit types**: kiwis, cherries and blueberries

15

…to Continue Being Boosted by Recent Investments…

Prize has heavily invested in the past 5 years into expanding processing/exporting capacity & vertically integrating superfruit orchards

+$USD 110M Executed Investment Plan Over the Past 5 Years…

Third Party Services - USD$50M+



Prize Biobio

+9,400 m² Bio Bio Blueberry Plant



92 cherry and 12 stone fruit processing lines



Prize Nuts processing Plant

Commercial China office & strategic **alliance in Canada**

Vertically Integrated Chile - $USD 45M+

350 Ha Planted	210 Ha Planted	43 Ha Planted	42 Ha Planted

International Expansion - $USD 14M+

125 Ha Acquired S20-21

+2,500 m² Paijan Processing Plant

…Directly Fueling Short-Term EBITDA Growth

USD$20M S21-22E to USD$42M S22-23E EBITDA Walk

$20M — S21-22E EBITDA

$12M — Third Party Services – S22-23 (1)

- **~85% of cherries** that are only processed already committed
- **~97% of cherries** processed & exported already committed
- **~66% of blueberries** processed & exported already committed

$7M — Vertically Integrated Chile – S22-23

- Higher cherries and blueberries volume given production curve ramp up of **existing orchards**

$4M — International Segment – S22-23

- Higher blueberries volume given production curve ramp up of **existing orchards** + 23 new Ha's planted

(1) Fruit committed through contracts and verbal commitments.

16

…And with a Well-Defined Growth Plan for the Next 4 Years

Growth plan focused on international expansion with feasible acquisition of hectares and efficient farming and processing of superfruit orchards

1 Rationale for International Expansion

- ✓ Strengthening of relationships with customers given **year-round-supply and ability to offer consistent, high-quality fruit**
- ✓ **EBITDA accretive superfruit orchards** through vertical integration
- ✓ **Diversified agricultural risk** and favorable environments allow for optimal quality, yield, and harvesting efficiency
- ✓ Geographic proximity to destination markets **reduces logistics costs and risks**

2 Investment Plan Breakdown

USD $193M Investment Plan (S22-23 to S25-26)

Region	Chile	Peru	North America	Northern Africa / Europe
Capex $USD	$53M(1)	$70M	$52M	$18M
# Hectares	399	788	343	130

3 Financing Sources

Company's EBITDA
From stable cash flow generating segments and full reinvestment of international segment's EBITDA

IPO Proceeds
Cash from SPAC cash in trust, PIPE placement, and equity line of credit

Nasdaq-listed Equity
Platform to access an extended investor base and have access to new development opportunities

Low Levels of Debt
Equity as acquisition currency for accretive acquisitions / strategic partnerships

4 Projected Revenue and EBITDA Growth



In $USD millions
EBITDA CAGR: 36%
Revenue CAGR: 28%
$42
$49
$71
$107
$163
$203
$270
$344
S22-23E
S23-24E
S24-25E
S25-26E
Vertically-Integrated Chile
Third Party Services
International (2)
EBITDA

(1) Capex to be deployed in Chile includes $USD 31M in hectares and $USD 22M in processing machines. (2) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.

17

Our Growth Will Leverage our Global Commercial Network




Chile
O'Higgins
Bio Bio
Los Rios
Maule
Ñuble
Los Lagos


Peru
Trujillo

Export Markets | Plantations & Processing, Existing | Planned Plantations | Processing Plant | Existing Plantations

5th
Largest global cherry exporter

100+
Prime retail, supermarket, and distributor clients in 30+ countries

200+
Recurrent external growers feeding processing / exporting services

2,400+
Superfruit hectares across the globe by S25-26E

18

 Sustainability as the Cornerstone of Prize  Prize has a strong commitment to sustainability and social responsibility in our community and for the world  Message from our Founder and CEO on Sustainable Development  “At Prize sustainability is at the core of our business and completely inseparable from what we do and how we do it.   We live and work thanks to what mother nature gives us, and we use the tools that she provides like water, sunlight, soil (when efficient), bees and climate. All of this makes us most interested in protecting her. With this gift, and the committed work of our people, we can grow wonderful varieties to feed the world with nutritious and delicious superfruits.” – Alejandro Garcia-Huidobro  Environmental Impact  Stakeholder Inviolability  Reclaimed Desert Planting   Stewardship over the land which we farm and to the communities in which we operate is core to our values and reflected across our farming practices, relationships with growers, and dedication to the earth  Ethical Supply Chain  Water Consumption Reduction Plan  Community Focus  Diversity of Workforce  Net Zero Carbon Strategy  Feeding the World  Waste Reduction Commitment

 Why We are a Differentiated Platform  We believe Prize’s unique characteristics allow us to differentiate from our competitors and take advantage of new opportunities  Leadership with   entrepreneurial mindset  capable of executing faster and more efficiently  Market to   farm approach  started as exporters, vertically-integrating from there  Higher expected growth  due to current and recent yields on investments made in the last 4 years  Top varieties  given the access to the best variety clubs without the risks involved on inside developing  Cross-Selling Capabilities in China  Well positioned to capture the growing & underpenetrated blueberry market in China  Focus on high value products  allows us to identify new opportunities achieving greater efficiencies through year-round processing

 Key Investment Highlights  III.

 Key Investment Highlights  Superfruit market growing rapidly across the globe  Antioxidant-rich foods are disrupting the consumer segment with increasingly health-conscious buyers  Loyal base of third-party growers powered by a leading exporting platform  Year-round processing and exporting for third parties provide consistent & recurrent EBITDA  Vertically-integrated operations in Chile fuel short term growth  Allows for superior quality product, unique pricing opportunities and higher margins  Growing international segment   Well defined growth plan for global expansion allows year-round supply and ability to utilize Nasdaq-listed equity as a currency for accretive acquisitions / strategic partnerships  Founder-led, entrepreneurial & market-oriented team  Proven track history of efficient execution & market to farm approach across fruit types  ESG focus at our core  Net zero carbon strategy with a focus on positively impacting our communities and the world

 Superfruit market growing rapidly across the globe  Investment Highlight I

The Rise of the SuperFruit Industry

An increasingly health-conscious & discerning consumer invests in their health, marking a shift towards healthy options

The # of consumers who identify as health-conscious has doubled in the last 5 years [1]

65% Actively seek functional benefits for their food [2]

38% Actively seek antioxidant-rich food in their diets [3]

$USD 125bn Global superfood incremental market size growth 2021-2026 [4]

Superfruits, especially berries, have the highest level of antioxidants than any other fruits

ORAC Value (Antioxidant level) / 100g fruit[5]



Blueberries
Cranberries
Strawberries
Blackberries
Cherries
Apples
Orange
Avocado
Kiwifruit
Mango
Pineapple
Bananas
0
2,000
4,000
6,000
8,000
10,000

Superfruit consumption has grown over 2.3x in the past two decades

Superfruit % of total fruit consumption per capita, US[6]



+2.3x
7%
16%
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20



- 'Superfruit,' with the most abundant natural source of antioxidants
- Consumption is linked to reduced risk of cardiovascular disease, diabetes and neurological decline, as well as improved weight maintenance[7]
- **Global blueberry market was valued at $USD 8.3 bn in 2021 with 1.7M tons and is expected to reach 2.3M tons by 2030[8]**



- 'Superfruit,' with a rich source of polyphenols, Vitamin C, carotenoids and potassium with anti-oxidant and anti-inflammatory properties
- Consumption is linked to reduced stress, inflammation, exercise-induced muscle soreness & loss of strength, blood pressure & arthritis[7]
- **Total world production of cherries is expected to be ~4M tons in S21-22[9]. Market is expected to be worth $USD 3.8 bn in 2022 and grow at a CAGR of 3.1% by 2028[10]**

(1) Renolon (https://www.renolon.com/health-conscious-consumer-statistics/) (2) Kerry Group (https://www.fooddive.com/news/functional-foods-attract-health-conscious-consumers/550429/)
(3) FMI U.S. Grocery Shopper Trends (4) Technavio (https://www.prnewswire.com/news-releases/superfoods-market-to-record-a-cagr-of-7-82-superfruits-to-be-largest-revenue-generating-product-segment---technavio-301601501.html)
(5) "Cellular Antioxidant Activity of Common Fruits", Wolfe, Kang et. Al (2008) (6) USDA Fruits Supply & Utilization, Table G-36. Superfruit defined as Avocados, Blueberries, Cherries, Cranberries and Strawberries (7) National Institute of Health (nih.gov)
(8) Index Box (https://www.indexbox.io/blog/global-blueberry-market-2022/) (9) Rabobank, Cherry Outlook Sweeter than Sour. (10) Market Reports World (https://www.marketreportsworld.com/global-and-united-states-fresh-cherries-market-20818175

24

Blueberries: The Fastest Growing Fruit

Due to their nutritional value and taste, blueberries continue to experience exponential demand worldwide

Blueberries have the Fastest-growing Consumption Rate of all Fruits in the U.S…

21-Year CAGR$_{(2000-2020)}$ by Fruit, US Consumption per Capita[1]



12%
7%
6%
4%
4%
4%
4%
4%
3%
3%
1%
1%
0%
0%
-1%
-1%
Blueberries
Avocados
Limes
Tangerines
Pineapples
Cherries
Mangoes
Lemons
Strawberries
Papayas
Kiwi Fruit
Grapes
Bananas
Apples
Pears
Oranges

Once a Consumer Likes Blueberries, they Stick to it

74%
Of blueberry purchasers consume it **more than once a week**[3]

1 in 5
Blueberry consumers consume it **daily**[3]

30%
Of Gen Y consumers (25-40 age) consume it **several times a day**[3]

…And are Experiencing Substantial Import Growth Globally with Stable Pricing Despite Recent Supply Surge[2]



000' Tons
600
400
200
-
$3.8
$4.0
$5.7
$6.0
$6.6
$7.4
$7.1
$6.9
$6.8
$6.6
$6.2
$6.3
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
China Imports
EU Imports
US Imports
Avg. US$/Kg

Better Genetics will Make Blueberries a Supersnack, Increasing its Demand

- ✓ Upcoming varieties will have better characteristics for end consumers: **tastier, firmer and more resistant**
- ✓ This represents a unique opportunity to **become a supersnack**

4x bigger
Is the **global snacking** than the breakfast category in USA[4]

($USD 1,450 bn vs 398 bn in 2021)

Better characteristics and status of supersnack will lead to an increase of demand

(1) USDA Fruits Supply & Utilization, Table G-36, as of 2020 , latest available information (2) UN Comtrade
(3) State of Blueberries A&U Report, USHBC (4) Sekoya Fruit (https://sekoyafruit.com/snacking/)

25

An Actionable Blueberry Opportunity in China

China represents a key import market with very low, but growing penetration of blueberries

Significant Underpenetration ex. U.S., Especially China

Blueberry Consumption / Yr (Kg / Per Capita)



China consumes approximately the same fruit/per capita of the U.S., but ~1/6th of the blueberries
1.1 (1)
0.8 (2)
0.3 (2)
0.2 (3)
Total Fruit Consumption / Yr
(Kg / Per Capita, 2019)(4)
107
79
81
102

Fast-growing Chinese Imports Signal an Opportunity…

Chinese Blueberry Imports 000' tons(5)



2010 - 2021 CAGR: 58%
0
1
1
2
5
6
9
12
15
22
25
30
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

…Which Prize is Uniquely Positioned to Capture

- Prize in S21-22 exported ~18M kg of fruit to China and 641 tons of blueberries through 11 retail clients
- Existing network of commercial partners provides unique positioning to capture the significant growth in China
- If China reaches 1/4th of US Consumption / Per Capita, it will import 130,000 tons, 100,000 more than current import
- Largest Chilean exporter of blueberries to China in S19-20 and S20-21

(1) USDA Fruits Supply & Utilization, Table G-36. (2) CBI (https://www.cbi.eu/market-information/fresh-fruit-vegetables/blueberries/market-potential) (3) Blueberries Consulting (https://blueberriesconsulting.com/en/informe-de-arandanos-de-china-2020-la-industria-crece-rapidamente/). Considers own production of 235 th. tons plus 30 th. tons imported and a total population of 1,400 mm

(4) FAO Stat, Food Balances as of 2019 (https://www.fao.org/faostat/en/#data/FBS) (5) UN Comtrade

26

Cherries: Sustained & Growing Chinese Consumption

Relevant surge in cherries consumption in China in the last decade has driven significant demand at attractive margins

Asia accounts for +80% of Chile's Cherry Exports



Chilean Cherry Exports
000' tons(1)
China represents over +85% of total exports to Asia
S17-28 / S21-22 CAGR: 18%
186
180
229
352
356
90%
92%
94%
95%
92%
S17-18
S18-19
S19-20
S20-21
S21-22
Asia
NAM
LATAM
EU
Other

China Imports have skyrocketed in the past 5 years…



Chinese Cherry Imports
000' tons(1)
S17-28 / S21-22 CAGR: 18%
161
158
208
322
314
S17-18
S18-19
S19-20
S20-21
S21-22

… Prize with competitive advantages in China

- Cherries are a high value fruit and Chinese domestic supply is insufficient to meet demand 2022 Deficit of 316,000 tons[2] in their season
- Peak cherry imports take place before Chinese New Year in January and February when domestic supply is non-existent
- China imports represent +80% of Chilean cherries production
- Prize is one of the largest Chilean exporters of cherries to China with 10 million kilos in S21-22
- Existing businesses with Pagoda, Nowfrutti, Hema and more[3]

Nowfrutti
盒马鲜生
(Alibaba Group)

(1) iQonsulting, "Anuario 2022, Mercado Internacional de Cerezas" (2) USDA "Stone Fruit Annual, China", July 2022 (https://apps.fas.usda.gov/newgainapi/api/Report/DownloadReportByFileName?fileName=Stone%20Fruit%20Annual_Beijing_China%20-%20People%27s%20Republic%20of_CH2022-0078.pdf)

(3) Considers in some cases the service of third-party importers.

27

Cherries: Diversifying Chilean Exports into the U.S. and Europe

Underconsumption of Cherries in the U.S. and Europe compared to other fruits

Significant Underconsumption Compared to Strawberries

Consumption / Yr (Kg / Per Capita)



2.8
1.6(3)
1.1
0.3(4)
0.6
0.9(5)
USA(1)
Europe

Overall Underconsumption, compared to other fruits

Fruit Consumption / Yr (Kg / Per Capita)



Banana
12.4
10.2
Apple
7.3
15.6
Oranges
4.3
16.3
Pineapples
3.3
1.9
Strawberries
2.8
1.6(3)
Lemon
2.2
2.7
Blueberries
1.1
0.3(4)
Cherries
0.6
0.9(5)
Growth Opportunity
USA(1)
Europe(2)

…Prize taking advantage of existing and potential partnerships

- Over the last decade, cherry consumption in the U.S. and Europe has remained stable
- Health trends, diversified varieties and year-long availability are expected to lead to a moderate increase in demand
- Prize has businesses with some of the most relevant retailers in the U.S. exporting 471 tons of cherries (158% YoY growth) in S21-22[6]
- Potential growth in Europe given the increasing demand of high-quality products

(1) USDA Fruits Supply & Utilization, Table G-36, as of 2020, latest available information (2) FAOSTAT (3) (https://www.prnewswire.com/nl/persberichten/winter-strawberries-the-healthy-trend-that-is-changing-the-habits-of-european-consumers-819455220.html)
(4) Landsgeit (https://landgeist.com/2021/12/03/fruit-consumption-in-europe/) (5) Consumption: Fresh Plaza (https://www.freshplaza.es/article/9435582/el-consumo-de-la-cereza-ya-esta-muy-extendido-en-practicamente-todos-los-paises-europeos/) / Population: FAOSTAT
(6) Considers in some cases the service of third-party importers.

28

Attractive Ag/Farmland Industry Dynamics

Inflation Hedge

Traditionally an inflation-protected industry due to correlation of fruit/vegetable prices and inflation indexes

Food Basket of the Northern Hemisphere

Latam and the Caribbean region is the largest net exporter of food in the world

Northern hemisphere represents 80% of the world's population which requires food in counter seasons

USD Revenues & Costs in Local Currency

Prize has 80% of its revenues in USD and majority of costs in local currency[1]

Local currencies expected to continue devaluating

Growing underweighted industry

30% of institutional investors planned to increase their natural resource allocation in their portfolio (up from 24% in 2020)[3]

Only 4.1% of institutional investor's portfolio is allocated to natural resources on average[4]

Attractive Sector Long-Term Market Outperformance

Annualized cumulative returns by Index (1993 – 3Q2020)[2]


10.24% Farmland
9.21% S&P500
8.74% Timberland
7.89% Commercial RE
5.33% Gold
'92
'96
'00
'04
'08
'12
'16
'20
NCREIF Farmland
S&P500
NCREIF Timberland
NCREIF Property Index
Gold

Historical Low Sector Volatility

Annualized Sector Volatility vs. S&P 500[5]


'92
'96
'00
'04
'08
'12
'16
'20
NCREIF Farmland
S&P

(1) Some costs also in USD such as packaging materials. Also ~90% of credits are USD denominated (2) Source: Bloomberg. As of September 27th, 2022

(3) 2022 PREQIN Global Natural Resources Report (4) PREQIN Investor Outlook: Alternative Assets H2 2022 (5) Source: Bloomberg. As of September 27th, 2022

29

 Loyal base of third-party growers powered by a leading exporting platform  Investment Highlight II

Significant Growth Driven by Loyal Growers in Chile

Our third-party grower base made up of long-term relationships supports sustained cash flow generation into the future

Stable and Recurring Grower Base

- **~80%** of our processed kilos come from recurrent growers in last 6 years[(1)]
- In the last 6 years, recurrent growers have increased their number of kilos processed by an **average of 4.5x**[(2)]
- We believe this segment represents a strong 'floor' for future cash flow generation

% of Total Kilos Processed for Recurrent Growers[(1)]
By season



6-Year Average: 77%
67%
72%
76%
85%
84%
78%
S16-17
S17-18
S18-19
S19-20
S20-21
S21-22

Opportunity to Consolidate

- **Superfruit market is currently fragmented** by different players, however, many of them are facing **financing challenges**
- This represents an **opportunity for consolidation** through strategic partnerships and inorganic growth
- We expect **growers to establish partnerships** with players with outstanding track record and who delivers better commercial results

Track Record of Cash Flow Generation

Kilos processed produced by third party growers in Chile, In millions



S11-12 / S20-21 CAGR: 25.6%
5
10
13
17
24
25
30
30
33
42
36
50
56
59
62
S11-12
S12-13
S13-14
S14-15
S15-16
S16-17
S17-18
S18-19
S19-20
S20-21
S21-22E
S22-23E
S23-24E
S24-25E
S25-26E

Third party growers have been the backbone of our operations and will keep playing an essential role in our strategy for future growth

(1) Recurrent is defined as growers that have worked with Prize for at least 4 out of the last 6 years AND at least once in the last 2 years. Analysis excludes Prize's own farms, Alejandro Garcia Huidobro's personal farms, and Rodrigo Aspillaga's personal farms.

(2) Increase of kilos processed refers to the growth in kilos processed between the first year that the recurrent grower gave fruit to Prize in the last 6 years and the average fruit the recurrent grower gave to Prize of the seasons S20-21 and S21-22 .

31

Our Industry Leading Processing Plants in Chile

Prize's operations in Chile are backed by top-notch facilities that allow the Company to have solid output rates


Prize Requinoa


Prize Bio Bio

	Prize Requinoa			Prize Bio Bio
Square Meters	+52,500 m²			+9,400 m²
# of Employees[(1)]	~2,500			~550
Processing Capacity	700 Ton/Day	Round Fruit[(2)] 440 Ton/Day	300 Ton/Day	110 Tons / Day
Capex Investment	~$USD 74M			$USD 12M
S21-22E Kg Processed	36.9M Kg			3.8M Kg
Start Date	November 2011			December 2018

(1) Assumes number of contracted employees at peak season. (2) Other round fruits include citrus/avocado, stone fruit and pomaceous.

32

 Tech-Enabled, Semi-Automatic Processing Equipment  End-to-end technology which scans fruit quality & condition, performs multivariable sorting, packs, & seals final product   Profitability (T21-22):  Avg. Price per Kilo: $6.00  Avg. Cost per Kilo: $1.98  EBITDA per Kilo: $5.02  EBITDA Margin: 83.7%   41 photos per cherry / +200 million photos per hour at full capacity (1)   Internal and external scan per cherry with automatic sorting based on fruit size, weight, firmness, appearance, & overall quality  20x productivity increase of humans/kilo/hour vs manual processing  Automated process reduces loss due to fruit sensitivity in manual processing  Largest cherry processing plant in Chile  32 photos per blueberry / +100 million photos per hour at full capacity (1)   Internal and external scan per blueberry with automatic sorting based on fruit size, weight, firmness, appearance, & overall quality  360 photos per fruit (2)   (1) Source: UNITEC & company estimates based on current equipment (2) Source: Spectrim & company estimated based on current equipment  Maximum Cost Optimization & Quality Control

Our Year-Long Fruit Supply Dilutes Fixed Costs

Unlike many competitors, we are strategically diversified across a fruit/nut portfolio to generate revenue every month of the year

Harvest / Processing Season by Fruit Type


OCT.
NOV.
DEC.
JAN.
FEB.
MAR.
APR.
MAY.
JUN.
JUL.
AUG.
SEP.
Cherries
Blueberries
Plums
Nectarines
Grapes
Apples
Pears
Walnuts
Kiwis
Months with production
Projected growth opportunities
Months without production
Canadian Fruit Strategic Alliance

Processing Advantages and Breakdown

- ✓ **Lower fixed costs** as a % of our processing revenue vs. single fruit competitors
- ✓ **Diversified across +11 fruit / nut types and +200 external growers**
- ✓ Top 5 external growers represent **less than 25% of total kilos processed**

% of Kilos Processed by Fruit Type[(1)]


S21-22
39%
11%
11%
18%
8%
7%
6%
Cherries
Apples
Nectarines
Plums (2)
Nuts (3)
Blueberries
Others (4)

% Kilos Processed by Largest Growers[(1)]


S21-22
8%
4%
4%
4%
4%
10%
66%
Grower 1
Grower 2
Grower 3
Grower 4
Grower 5
Growers 6 - 10
Others

(1) Only third-party analysis - excludes Prize's own farms, Alejandro Garcia Huidobro's personal farms, and Rodrigo Aspillaga's personal farms. (2) Includes plums and sugar plums. (3) Includes walnuts and dried walnuts. (4) Others are comprised of Pears, Kiwis, Peaches & Grapes

34

 Strategic and Propietary Solutions for our Growers  We provide various complementary services to our growers, supporting them throughout their production process, in order to develop long-term processing relationships  Creation of ZUPRA, digital platform that tracks the grower’s fruit stock throughout the entire value chain:  Plantation equipment financing in order to improve fruit volume and quality throughout harvest period:  Frost control towers  Post-harvest humidifiers  Financing of new varieties  Fully dedicated technical team to supervise growers throughout their plantation process, independently of the type of fruit  Periodic site visits to each producer for technical assessments & actionable recommendations  Assistance with obtaining required market certifications (e.g. Global GAP)  Various other logistics/technical assistance   Real-Time Fruit Tracking for Enhanced Engagement  Strategic Financing Options to Ensure Fruit Quality  Additional Assistance  Processing Segment  Processing plant reception times  Fruit quality results  % of fruit being exported  Estimated time of export  Commercial Segment  Fruit market of destination  % of fruit sold  Fruit prices per batch  End-of-season estimates  Estimated profitability

Overview of Exporting Platform

Our commercial platform and capabilities have allowed Prize to export and distribute superfruits to the most demanding markets

Exporting Business – Key Highlights

- ✓ **32% CAGR export growth** since S08-09
- ✓ 5th **largest exporter** of cherries globally in S20-21
- ✓ 7th **Largest Chilean exporter** of blueberries in S20-21
- ✓ **Largest Chilean exporter** of blueberries to **China** in S20-21
- ✓ Commercial offices in **Chile and China**
- ✓ **+16 million kg** contemplated in cherries for S22-23, **+8 million kg** in blueberries[1] (vs ~12M kg and ~3M kg respectively in 21-22E)
- ✓ Constant dynamism and change in export mix based on predictive demand and a consumer-focused strategy

Attractive Export Growth

Total FOB Revenues Evolution ($USD M)



S08-09 / S21-22 CAGR: 32%
$3
$10
$13
$16
$24
$43
$55
$56
$58
$81
$101
$104
$103
$92
S08-09
S09-10
S10-11
S11-12
S12-13
S13-14
S14-15
S15-16
S16-17
S17-18
S18-19
S19-20
S20-21
S21-22E

S21-22E Geographic and Product Mix

Total FOB Revenues ($USD M; %)[2]



$USD 92M
75%
11%
5%
3%
2%
5%
Far East / SEA
North America
EU/UK
Latam
Middle East
Others



$USD 92M
65%
15%
6%
6%
2%
5%
Cherries
Blueberries
Walnuts
Plums(3)
Nectarines
Others

(1) Includes Chile and Peru. (2) Considers total exports, including third party growers. (3) Includes plums and sugar plums.

36

Key Marquee Clients & Stickiness

Access to most relevant end market retailers supported by our attractive commercial offer

Industry Leading Global Clients

- We have a global reach to end consumers through our partnerships with retailers and wholesale distributors
- Prize works directly with retailers but also through wholesale distributors

North America
Retailers

Wholesale

Europe
Retailers

Wholesale

Emerging Market
Retailers

Wholesale

Export Certifications

Attractive Client Recurrence

- **~78%** of our major clients are recurrent in the last 6 years(1)
- In the last 6 years, recurrent clients have increased their number of kilos processed with Prize by an **average of 5.2x** (2)

% of Total FOB Sales Contracted by Recurrent Clients(1)
By season



6-Year Average: 78%
69%
80%
89%
81%
72%
75%
S16-17
S17-18
S18-19
S19-20
S20-21
S21-22

(1) Recurrent is defined as clients that have worked with Prize for at least 4 out of the last 6 years AND at least once in the last 2 years

(2) Increase of FOB Sales refers to the growth in FOB Sales between the first year that the recurrent client purchased fruit from Prize in the last 6 years and the average fruit purchased from Prize of the seasons S20-21 and S21-22 .

37

 Vertically-integrated operations in Chile fuel short-term growth  Investment Highlight III

 Cherries  Nectarines  Plums  Total  Own Lands Strategically Located Throughout Chile  Prize has 645 hectares planted across Chile to produce cherries, blueberries, nectarines and plums  Arica y Parinacota  Tarapacá  Antofagasta  Atacama  Coquimbo  Valparaíso  Maule  Libertador General Bernardo O’Higgins  Región Metropolitana de Santiago  Ñuble  Bió-Bió  Araucanía  Los Ríos  Los Lagos  Aisén del General Carlos Ibáñez del Campo  Magallanes y Antártica Chilena  Santiago  O’Higgins Region  Cherries  Maule Region  Cherries  Blueberries  Total  Ñuble Region  Blueberries  Los Rios Region  70 ha  43 ha  42 ha  155 ha  13 ha  73 ha  86 ha  93 ha  68 ha  Cherries  Blueberries  Total  Los Lagos Region  175 ha  70 ha  245 ha  Plantations across Chile has allowed Prize to diversify climate risk  645 hectares throughout Chile with 54% of them planted to produce cherries   Given Chile’s geography, production across the country has allowed Prize to be diversified against changing climate conditions   Aligned with the strategy of participating in the whole supply chain   Planted Land Breakdown by Type of Fruit  Total Planted  645 ha  Requinoa   Processing Plant  Bio Bio   Processing Plant

 Involvement Through the Whole Value Chain  Production  (Own Land and Third Party Growers)  Processing  Exporting  Due to participation in the whole value chain  Higher EBITDA Margin  To Existing Sourcing Geographies  Complementary Growing Seasons  Given full control over process  Superior Fruit Product  Supply Chain Oversight  Strong Customer Service  Quality Control  Focus on High Value Products  Diversified Sourcing  Commercial Mindset  We believe our participation through the whole value chain provide us with long-term differentiated capabilities and   unique competitive advantages

 Growing International Segment  Investment Highlight IV

Blueberry Expansion in Peru[(1)]

We plan to heavily invest in Peru to expand our footprint in a region where we are already achieving attractive results

- **Dedication: A Long-term Approach –** **$USD 14M** invested so far with plans to invest an additional ~**$USD 70M** in the next 4 years
- **Quality: Invest for the Best –** Higher than average Capex per Ha (~$120k) translating into higher EBITDA margins and IRR
- **Efficiency: For our Company & the World –** Pot-based method that decreases water/fertilizer usage & optimizes time to harvesting

Processing Plant (Paijan)	
Sq. Meters	+2,500
# of Employees[(2)]	190
Processing Capacity	35 – 55 Tons / Day
Capex Investment	~USD$ 3M
S21-22E Kg Processed	~1M kg
Start Date	April 2022

Key Operating and Financial Highlights



Hectares Planted
(Ha)
72
883
S21–22E
S25–26E
Revenues
($USD M)
5.9
96.4
S21–22E
S25–26E
% of Total Revenues
(%)
5%
28%
S21–22E
S25–26E
Kgs Produced
(million kgs)
1.0
18.2
S21–22E
S25–26E

(1) We control and consolidate our subsidiary in Peru where we have a non-controlling interest of 25%.

42

Peru: The Ideal Conditions for Blueberry Cultivation

Peru's positioning between the Andean Mountains and the Humboldt Current creates a greenhouse effect ideal for blueberries

Peru has the Highest Average Kilos per Hectare of any Country in Blueberries…

Avg. Blueberry Kg / Ha by Country, 2018[1]


3,744
6,523
6,667
7,500
15,772

…with the Fastest Time from Initial Plantation to Harvest

Avg. Years, Plantation to Harvest[2]


0.5
0.7
2.0
3.0
3.0
3.5
(2)

✓ Ability to produce 10 months of the year and adjust harvest periods based on demand / price peaks

Resulting in an Explosion of Demand from Major Countries

Peruvian Blueberry Imports by Country, 000' Tons[3]


5-Year Import Growth
China
4.6x
EU
3.1x
US
5.9x
40
183
2017
2018
2019
2020
2021
US
EU
China

(1) FAOSTAT, USDA & IBO (2) Prize '22 Estimates. report, South Africa Heritage (https://southafrica.co.za/blueberries.html) & Almanac (https://www.almanac.com/plant/blueberries) (3) UN COMTRADE

43

Exceptional Results in Peru: Our Launching Pad

We believe the combination of premiere varieties, ideal climate conditions, and tacit knowledge in our blueberry farming process will allow us to achieve attractive returns on new projects, which we plan to replicate around the globe

Blueberry Product

	Prize Peru	Global Average
		
Size:	**16 – 24 mm[(1)]**	5 – 16 mm[(3)]
Weight:	**3 – 5 grams[(2)]**	2 – 3 grams[(4)]
Firmness:	**Very firm**	Sometimes firm

✓ **12.9** avg. Brix sweetness value

Price FOB per Kilo: ~$USD 5.5 – $USD 6.5 so far in S21-22[(5)] vs $USD 4.0 – $USD 5.0 on average[(6)]

Favorable Cost Economics

Kilos / Ha (Yield)



+3.6x
8,041(7)
29,000(8)
Global Average
Peru

✓ Significantly **lower harvesting costs** per kilo vs competitors given fruit size and weight *(largest cost in blueberry farming)*

✓ **Lower water usage** given pot method

✓ **Lower fertilizer costs** and dependency

Cost per Kilo: Projected ~**$USD 3.0** by S22–23E

1) Based on the average blueberry diameter of the T21-22 harvest season of Prize in Peru as of September 10, 2022. Data obtained from a randomized sample per Ha.
2) Based on the average blueberry weight of the T21-22 harvest season of Prize in Peru as of September 10, 2022. Data obtained from a randomized sample per Ha.
3) Source: https://italianberry.it/en/2022/02/25/mirtillo-ci-vuole-piu-qualita-per-continuare-il-successo/
4) Source: https://weighschool.com/blueberry-weights-with-conversion-charts/#:~:text=I%20did%20the%20research%20which,weighs%20around%202.5%2D3g%20each
5) Based on the average exported FOB price per Kilo of the T21-22 harvest season of Prize in Peru as of September 10, 2022.
6) Based on Comtrade Information
7) Based on estimates of Area Harvested, Yield and Production Tons for Peru, USA, Canada, Chile and South Africa. Using data from FAOSTAT, USDA, IBO
8) Company estimates. Based on recent harvest yields extrapolated for the rest of the season.

44

 Solid Tailwinds to Achieve S25-26E Projections  We have carefully planned every variable of the equation in order to successfully execute our business plan  Favorable Climate Conditions  In process of acquiring +450 hectares with ideal climate conditions and ready to be planted in S23-24E  Land bank opportunity of ~2,000 nearby hectares available for sale with similar conditions  Operational / Infrastructure  Operating plant in Peru located in Paijan to process already producing hectares   Current team and infrastructure in place to be expanded in order to support the growth plan in Peru  Access to Superior Varieties  New genetics of blueberries allow to grow superior quality that will succeed while other Peruvian varieties might face obsolescence   Given superior quality, we expect to have +4,000,000 plants for S25-26E (capacity for 700 – 800 additional Ha’s)   Market Environment  Favorable job market conditions for hiring of harvesters  Current political environment not detrimental toward the agricultural sector   Trujillo, Peru

 Additional Global Expansion Opportunities  We need to expand our operations in the northern hemisphere and internationally in order to be closer to our end markets and achieve year-round supply. For this we have identified premier local candidates  Close to year-round harvesting & supply to the U.S. market  Lower logistic risks due to geographic proximity with U.S.  343 planted hectares by S25-26E  ~1M plants confirmed for 143 Hectares by 2023E  Strategic positioning to supply to the European market  130 planted hectares by S25-26E  200k+ plants contemplated for 30 Hectares by S23-24E  Strategic position to mainly supply the Asian market  Currently in discussions of potential strategic partnerships to develop future opportunities  Chile  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  Peru  North America  Asia  Northern Africa  Europe  Year-Round Supply  Our Goal:  North America  Northern Africa / Europe  Asia  Expansion opportunities and geographic diversification in order to reach year-round supply   Expansion Opportunities

International Growth Powered by a Defined Capex Plan

The company has been carrying out an investment plan to expand its international segment and has a well-established path for future deployments

Total Capital Deployed - $USD 14M

- ✓ Total investment of $USD 14M
- ✓ 95 new hectares acquired planted with blueberries
- ✓ Paijan facility to process blueberries

International Future Growth Plan - $USD 140M(1)

- ✓ Total investment in the international segment of ~$USD 140M
- ✓ 1,261 new hectares to be acquired that will be planted with blueberries

95 new hectares, Plants and Additional Capex **~$USD 14M**

788 new hectares, Plants and Additional Capex **~$USD 70M**

Northern Africa / Europe

130 new hectares, Plants and Additional Capex **~$USD 18M**

S20-21 → **S21-22E** → **S22-23E – S25-26E**

North America

343 new hectares, Plants and Additional Capex **~$USD 52M**

(1) Does not include Capex to be deployed in Chile of $USD 53M.

47

 Founder-led, entrepreneurial team & market oriented team  Investment Highlight V

Prize's Experienced and Cross-Functional Team

Leadership & Supervision



Alejandro García-Huidobro
Chairman, CEO & Founder
Founded Prize in 2006 and grew business at a 20%+ CAGR without equity funding
Commercial Engineer



Vicente Abogabir
CFO
12 years of experience in financial planning and 8 years in the agricultural sector
Commercial Engineer



Jordi Gaju
Director
Former Grupo Falabella Executive
20 years of experience in development and strategy roles
Wharton MBA



Recaredo Ossa
Director
Ex-David del Curto & Rosa-Sofruco
+40 years of experience leading agricultural projects in top executive positions
Agricultural Manager



Tomas Etcheverry
Director
CEO of Ditec
+17 years of operational experience leading high-quality companies
Commercial Engineer



Micaela Cartwright
Director & Partner
+15 years of advisory experience with Prize as a shareholder and board member
Journalist

Agriculture



Cristobal Alessandrini
Co-Head of Ag. Division
8 years of experience with Prize leading the agricultural superfruit projects
Agronomist



Francisco Enriquez
Co-Head of Ag. Division
17 years of experience with berries supervising and maximizing crop efficiency
Agronomist



Luis Guarniz
Co-Head of Prize Ag. Peru
14 years of experience leading superfood agricultural projects in Peru
Industrial Engineer



Antonio García-Huidobro
Co-Head of Ag. Division
Ex-Fundo Las Rosas
19 years of experience managing agribusiness, 6 years with Prize
Agricultural Technician

Commercial



Rodrigo Aspillaga
Head of Commercial Division
32 years of experience sourcing global clients, 16 for Prize
Agricultural Technician



Felipe Claro
Head of Commercial Development
Ex-David del Curto & Hortifruit
22 years of experience expanding global presence
Commercial Engineer



Juan Punti
Head of Growers Division
16 years of experience assuring harvest quality, 11 years with Prize
Agronomist



Shawn Liu
Head of Prize China
Ex-Alibaba & Zespri
13 years of experience in the Chinese fruit industry

Legal



Camila Hevia
Chief Legal Officer
Ex Alvin Saldaña y Compañía
Over 11 years of experience as counsel
Lawyer

Industrial



Vicente García-Huidobro
Head of Industrial Division
12 years of experience working in the Agro-industrial industry, 9 years with *Prize*
Mechanical Engineer



Matias Valenzuela
Sub-Head of Industrial Division
Former chief of staff for Chile's agricultural minister
5 years of experience in the agro-industrial segment with *Prize*
Civil Engineer

100+ Years
Combined Agricultural Expertise

+55 Years
Combined Commercial Expertise

+50 Years
Combined Financial Expertise

49

Growth Through Development

We have a track record executing & capitalizing on attractive superfruit opportunities with exceptional results

Growth Strategy

Goals	Strategy	Result
1 Enhance products and services	Seek complementary organizations & partners	Clear macroeconomic tailwind for Prize's continued growth Large opportunity in the growing sector with the end goal of feeding the world with delicious superfruits in a sustainable way
2 Expand customer base	By teaming with new commercial partners	
3 Provide greater scale to accelerate innovation	Expand footprint to drive access to global varieties	
4 Grow revenues and earnings	Diversify geographies and products with intent	
5 Increase stakeholder value	Continue to develop a fundamentally sound enterprise for the benefit of all stakeholders	

Opportunity		Execution	Result
2021 Peruvian Blueberries	Clear need for an off-season supply source to the Northern hemisphere given demand	Combined **local expertise, ideal climatic conditions,** and **favorable varieties** to assemble a profitable operation in Peru	Expected production of ~**2x the average yield per Ha** and a superior product in every variable[1] On track to plant 883 Ha's in Peru by S25-26E
2011 Chilean Cherries	**High-margin industry** given demand during Chinese New Year **Chile's ideal conditions** (climatic, geographic, and logistic) to ship into Asia, with harvest fitting high-demand period	Built Chile's largest cherry processing facility, planted 350 Ha's and sourced 100+ growers Opened commercial offices in China and developed commercial relationships	**5th largest cherry exporter globally** in a high-margin industry 15M Kilos processed, 12M kilos exported S21-22
2006 Kiwis	Zespri, the largest producer of kiwis globally, was looking to diversify their production into Latin America	Incorporation of Prize as a result of the partnership with Zespri to supply them with Chilean kiwis	Prize started as an exporter only, with a market-oriented mindset (contrary competitors which start as producers)

(1) Based on an expected S21-22 kilos per hectare of 29,000 vs 15,772 average yield of Peru blueberries. Source: FAOSTAT.

50

 ESG focus at our core  Investment Highlight VI  RH a seguir refinando

Our Family, Our People, Our Foundation

We are dedicated to building an international platform that serves the people who make this all possible



Medical & Vaccination Programs

- Over **25 medical programs** in last 5 years
- **+10** different medical area checkups
- **+850** people participated and benefited

Program Areas

Kinesiology
Ophthalmology
Dermatology
Dental
Nutritional
Covid & Influenza
STD Prevention



Technical Training Programs

- Over **7,000 hours** of technical programs in 2022
- **2.8x hours per trainee growth** from 2020 to 2021
- Audit, Microsoft office, communication skills, leadership abilities, teamwork



Health, Wellness & Others

- **Food provisions** for low-income families
- 2-month employee **fitness preparation programs**
- **Sponsorship and fruit supply** for various sport events
- Police & firefighter support
- **Drug prevention programs**

52

An Inherently Green Business

Our plantations capture higher levels of carbon than our emissions, making us one of the most environment-friendly publicly traded companies

Carbon Emissions

- ✓ **Net zero carbon strategy,** capturing **2.3x** more CO_2 than our emissions [(1)]
- ✓ Net carbon difference equivalent to carbon capture of **395,591 mature trees in 1 year**[(2)]
- ✓ Peruvian farming utilizes otherwise unproductive land to grow crops

Tons of CO_2 Equivalent [(1)]
2021



+2.3x
14,600
6,239
Carbon Emissions
Carbon Capture

Waste and Reuse

- ✓ Analysis shows we **recycled 82,000 kilos** from April to August 2022
- ✓ **Goal of 'Zero Waste'**, 100% recycling **by 2030**

Kilos Recycled / Non-Recycled
April to August 2022, %



52.9%
47.1%
Recycled Waste
Non-Recycled Waste



Bettering our business means improving the environment, meaning that we do not have to choose between profitability and sustainability

(1) Excludes operations in Peru and shipping/exporting carbon emissions
(2) Source: Arbor Day Foundation. Assumes an average carbon absorption of 48 pounds per year for a mature tree (or 21.818 kilos per year)

 Financials & KPIs  IV.

 S21 – 22E  Key KPIs Today vs S25 – 26E  Despite that third party services represents Prize’s main business, due to planned international expansion and vertical integration in Chile, revenue mix is expected to be more balanced  Kgs Commercialized  (mm Kgs)  S25 – 26E  Revenues  ($USD M)  Gross Margin  ($USD M)  Vertically Integrated Chile  International  Third Party Services  S21–22E  S25–26E  S21–22E  S25–26E  S21–22E  S25–26E

EBITDA Walk

Due to our concrete growth plan for the next years, we identify clear drivers to reach the target EBITDA which is backed by investments made during the last years

EBITDA Bridge from S20-21 to S22-23E ($USD MM

($USD M)



1.7x
$24
$1
$2
($7)
$20
$7
$4
$12
$42
EBITDA S20-21
Vertically Integrated
Int. Segment
Third Party Services
EBITDA S21-22E
Vertically Integrated
Int. Segment
Third Party Services
EBITDA S22-23E
A
B

Clear Drivers to Reach Target EBITDA

A EBITDA Bridge: S20-21 / S21-22E

- **Vertically Integrated**
  - Ramp-up of own lands, increasing volumes of cherries, blueberries and stone fruits
- **International Segment**
  - First harvest of the 72 Peruvian hectares planted in 2022
- **Third Party Services**
  - Decrease in margins in order to support third party growers given global logistic crisis
  - Decrease in volumes of cherries, blueberries, apples and walnuts to diminish risks of logistics problems

B EBITDA Bridge: S21-22E / S22-23E

- **17 mm kg[1] of cherries** to be commercialized in S22-23E are ~**97% committed**[1]
- Out of the **6 mm kg[1] of blueberries** expected to be commercialized in S222-23E, ~**78%[1] are committed**

Regarding each segment:

- **Vertically Integrated**
  - Higher volumes of cherries, blueberries and stone fruits as own lands are still in ramp-up
- **International Segment**
  - Ramp-up of the initial 72 ha and harvesting of the additional 23 ha planted in Peru
- **Third Party Services**
  - Higher volumes of cherries (+26% YoY) due to higher volumes in the local market backed by an increase in processing capacities (+40% YoY)
  - Higher volumes of blueberries (+50%) given better commercial results perceived by third party growers

(1) Includes own and third party growers fruit. **(2)** Committed through contracts and verbal commitment.

56

 Vertically-integrated Chile  Growth due to the ramp-up of existing hectares increasing production in 163% between S21-22 and S25-26, mainly from blueberries or cherries  Acquisition of a total of 429 ha to develop blueberries  Capex considers the investment in machinery for Chile’s processing plants, the acquisition of land for the expansion in international markets and blueberry varieties to produce in Peru and internationally  1  2  3  Projections Overview  $USD M  S20-21  S21-22  S22-23  S23-24  S24-25  S25-26  Vertically-integrated Chile  12  18  27  35  39  51  Third Party Services  107  88  122  137  152  160  International  -  6  13  31  79  133  Total Revenues  120  112  163  203  270  344  growth     -7%  46%  25%  33%  28%  Vertically-integrated Chile  (9)  (13)  (15)  (18)  (23)  (28)  Third Party Services  (77)  (65)  (87)  (98)  (109)  (115)  International  -  (3)  (6)  (22)  (49)  (76)  Total Costs  (86)  (81)  (108)  (138)  (182)  (219)                    Gross Margin  34  31  55  64  88  125  Gross margin  28%  28%  34%  32%  33%  36%  SG&A  (10)  (12)  (13)  (15)  (17)  (19)                    EBITDA  24  20  42  49  71  107  EBITDA margin  20%  18%  26%  24%  26%  31%                    Capex  5  22  30  56  60  47  Commentary  1  2  3  S21-22  S22-23  S23-24  S24-25  S25-26  30 ha  120 ha  179 ha  50 ha  50 ha  Third party services  Increase in processing volumes (14.5% CAGR from S21-22 to S25-26) mainly driven by industry dynamics, which are supported by Prize’s processing capacities  International segment  Growth driven by the expansion to new markets and acquisition of new hectares in Peru  Acquisition of 788 hectares in Peru between S22-23 and S25-26  Expansion to North America with the acquisition of 343 hectares and 130 hectares in Northern Africa / Western Europe between S23-24 and S25-26  Third party services  Average cost per commercialized kilo of $USD 2.0 during the projection period (1.7% CAGR from S21-22 to S25-26)(2)  Average cost per processed kilo of $USD 0.3 during the projection period (6% CAGR from S21-22 to S25-26)(3)  Vertically-integrated Chile  Average direct cost per hectare of $USD 7,162 and variable cost per kg of $USD 1.6 during the projection period(1)  International  Average direct cost per hectare of $USD 16,071 and variable cost per kg of $USD 2.0 during the projection period(4)  (1) Weighted average between blueberries, cherries and nectarines (2) Includes the processing cost of the kilos processed and commercialized by Prize (3) Cost of the kilos processed by Prize and commercialized by third parties  (4) Includes Peru, North America and Northern Africa/Europe

 Transaction Overview  V.

Overview of Rose Hill – A Unique Latam Sponsor

- ✓ Fully dedicated management team with **80+ years of combined experience investing, operating, & advising in Latam** and **$134 billion in M&A volume in the region**
- ✓ Board of directors strategically located across Latam with extensive know-how in each country and **exposure to 6 public board seats**
- ✓ Team composed of former country CEOs, partners at leading private equity firms, operators of major conglomerates, heads of Latin American research departments, and a top 25 world's most powerful woman in finance. **All in Latam**
- ✓ Strategic partners in **publicly traded boards of agriculture companies in Chile** and in the food/protein industry in the region

Full-Time Management Team[1]

Felipe Canales
Co-CEO

Marco Simental
Co-CEO

José Mujica
CSO

Al Hill
Co-CFO

Juan Jose Rosas
Co-CFO

Board of Directors

Mario Fleck

Juan Manuel Fernandez

Cristian Moreno

Pedro Molina

Katia Bouazza

Felipe Morris

Strategic Partners

$2.8B asset manager with extensive U.S. capital markets expertise and experienced sponsor

Leading Andean region alternative asset manager with $1.5B in AUM and 50+ funds across the region

(1) Jose Mujica from Ameris Capital is the only team member who is not full-time

59

 Profitability: Profitable, strong cash flowing & stable company in Latin America  Growth: Double-digit YoY historical revenue & EBITDA growth with attractive future growth  High-Quality Team: Founder-led, proven entrepreneurial & experienced team   Attractive Industry: Inflation hedge, USD denominated investment opportunity  ESG: Committed to ESG principles and positively impacting society  Size: 400M+ enterprise value, in line with expected investment size  Leverage Latam & U.S. network for organic & inorganic growth opportunities  Leverage U.S. & European networks for new potential distributors  Leverage investor relations expertise & public company know-how  Long-term participation of Rose Hill’s management team & board in the combined entity post-closing  Prize is the ideal partner for Rose Hill  Prize fits perfectly with the investment criteria provided in our prospectus:  Rose Hill’s Value Add & Long-term Commitment

Transaction Overview (50% Redemptions)

Structure

- Prize will merge with Rose Hill Acquisition Corporation (ROSE) at a pro-forma enterprise value of $USD 425M
  - Represents attractive valuation of 10.1x 2023E EBITDA
- Prize shareholders will maintain 80.2% ownership – no secondary selling
- Use of proceeds will go towards international expansion of farming segment, processing segment maintenance, and possible acquisition of existing superfruit orchards in the Andean region
- Up to $USD 65M of proceeds in the form of PIPE, non-redemption agreements or equity-linked securities to be raised post-announcement

Sources and Uses ($USD M) (1)(2)

Sources		Uses	
Cash in Trust	$73.3M	Cash to Balance Sheet	$63.3M
Sellers' Rollover Equity	$319.4M	Seller's Rollover Equity	$319.4M
		Secondary Sale	$0
		Transaction Expenses	$10.0M
Total Sources	**$392.7M**	**Total Uses**	**$392.7M**

Pro-Forma Valuation (1)

(x) Pro Forma Shares Outstanding	39.8
Price per Share	$10.00
Post-Money Equity Value	**$398.3**
(+) Net Debt before Close	90.0
(-) Cash	(63.3)
Post-Money TEV	**$425.0**
EBITDA 2023E	$42.2M
Post-Money TEV / 2023 EBITDA	**10.1x**

Pro-Forma Ownership at $10.0 / share (1)

(in millions)	Shares
Company (3)	31.9
Public Shares	7.2
Founder Shares (4)	0.7
Total Shares	**39.8**



Company (Majority)
80.2%
18.0%
Sponsor
1.8%
SPAC Public

(1) Assumes 50% redemptions
(2) The Company has a committed Stand By Equity Agreement (SEPA) from Yorkville Advisors for up to $USD 150,000,000 in the next 3 years after the closing of the transaction
(3) Does not include earn-out shares given to existing company shareholders: 2,948,800 shares at $18.0 per share, 2,948,800 shares at $22.0 per share, 2,948,800 shares at $26.0 per share, and 2,948,800 shares at $30.0 per share
(4) Does not include earn-out shares given to Sponsor: 400,000 shares at $15.0 per share and 300,000 shares at $20.0 per share

61

Transaction Overview (60% Redemptions)

Structure

- Prize will merge with Rose Hill Acquisition Corporation (ROSE) at a pro-forma enterprise value of $USD 425M
  - Represents attractive valuation of 10.1x 2023E EBITDA
- Prize shareholders will maintain 83.2% ownership – no secondary selling
- Use of proceeds will go towards international expansion of farming segment, processing segment maintenance, and possible acquisition of existing superfruit orchards in the Andean region
- Up to $USD 65M of proceeds in the form of PIPE, non-redemption agreements or equity-linked securities to be raised post-announcement

Sources and Uses ($USD M) [(1)(2)]

Sources		Uses	
Cash in Trust	$58.7M	Cash to Balance Sheet	$48.7M
Sellers' Rollover Equity	$319.1M	Seller's Rollover Equity	$319.1M
		Secondary Sale	$0
		Transaction Expenses	$10.0M
Total Sources	**$377.8M**	**Total Uses**	**$377.8M**

Pro-Forma Valuation [(1)]

(x) Pro Forma Shares Outstanding	38.4
Price per Share	$10.00
Post-Money Equity Value	**$383.7**
(+) Net Debt before Close	90.0
(-) Cash	(48.7)
Post-Money TEV	**$425.0**
EBITDA 2023E	$42.2M
Post-Money TEV / 2023 EBITDA	**10.1x**

Pro-Forma Ownership at $10.0 / share [(1)]

(in millions)	Shares
Company [(3)]	31.9
Public Shares	5.8
Founder Shares [(4)]	0.7
Total Shares	**38.4**



Company (Majority)
83.2%
15.0%
SPAC Public
Sponsor
1.8%

(1) Assumes 60% redemptions
(2) The Company has a committed Stand By Equity Agreement (SEPA) from Yorkville Advisors for up to $USD 150,000,000 in the next 3 years after the closing of the transaction
(3) Does not include earn-out shares given to existing company shareholders: 2,948,800 shares at $18.0 per share, 2,948,800 shares at $22.0 per share, 2,948,800 shares at $26.0 per share, and 2,948,800 shares at $30.0 per share
(4) Does not include earn-out shares given to Sponsor: 400,000 shares at $15.0 per share and 300,000 shares at $20.0 per share

62

 Key Public Market Changes in Connection with Transaction  Albert Hill  Director  Jordi Gaju  Independent Director  Recaredo Ossa  Independent Director  Alejandro Garcia-Huidobro  Chairman, CEO & Founder  Pablo Armas  Independent Director  Micaela Cartwright  Director & Partner  Tomas Etcheverry  Director  Felipe Canales  Independent Director  Juan Jose Rosas  Chief Strategy Officer  50% board independence with female representation  Attractive stock option plans for management team to align incentives  Rose Hill & affiliates bring 4 members into the combined entity  Proposed Board of Directors of Combined Entity  Public Market Governance & Incentives  New Addition  New Addition  New Addition  New Addition  (1)

 Prize Valuation – Trading Comps Vis-a-Vis  Source: Bloomberg and Capital IQ as of October 7th, 2022  Average 13.1x  Average 10.3x  EV/2023E EBITDA  5-Yr Average Forward 1-Year EV/EBITDA  (1) Based on current trading as of October 7th, 2022 and EBITDA as of 2Q2022 LTM

 Prize Valuation – Trading Comps Vis-a-Vis (Continued)  Average 9.8%  LTM EBITDA Margin  2022 - 2024 EBITDA CAGR  Average: 27.8%  Source: Bloomberg as of October 7th, 2022  (1) 2022 – 2023 growth as estimates of EBITDA 2024 not available

Valuation (Comparables)

	Description & Rationale
Calavo	Sources, processes and distributes superfruit Haas avocados & avocado-related products for sale in the U.S., with their main sourcing markets being Peru, Colombia, California, & Mexico. The company also distributes tomatoes, papayas & fresh-cut fruits & vegetables.
Mission Produce	Grows, sources, processes and distributes superfruit Haas avocado & avocado-related products. The company owns 12,000 acres of land in Peru & Guatemala, & sources its product primarily from Peru, Chile, Colombia, Mexico, Guatemala, California & South Africa. The company also owns processing facilities in Mexico, Peru & California
Del Monte Quality	Grows, sources, processes, and distributes a wide variety of fruit types & fruit-related products in the U.S. and Latin America. Out of 98,586 acres owned & leased, 74,416 are based in Latin America, with only 550 in the U.S. and the rest in the Philippines & Kenya. The company also owns a processing facility in Costa Rica
costa well grown	Largest fresh produce company in Australia, supplying fresh fruit and vegetables to major Australian supermarkets. The company sources their produce from 5,000 planted hectares of farmland, 30 hectares of tomato glasshouse facilities, and mushroom-growing facilities across Australia. The company also operates berry farms in Morocco and China.
HORTIFRUT	Grows, processes, and distributes berries for sale worldwide. The company owns primarily acres in Latin America, Europe, North America and Asia, offering blueberries, raspberries, blackberries, strawberries, redcurrants and cherries.

Source: Individual company 10-Ks

66

 Conclusion  VI.

 Prize is uniquely positioned to capture the disruptive superfruit market opportunity  Why Prize will Succeed  Stable and high-margin cash flow generation third-party segment to fund growth plans and provide a minimum floor  Recent investments in vertical Chile integration, processing capacity expansion and initial international segment fuel attractive short-term growth  Clearly executable international growth plan fuels long-term growth & expansion  Dynamic, experienced, and market-oriented team led by a founder with a long-term vision   Environment-friendly company focused on positively impacting all stakeholders   + Additional upsides to come

 Appendix  VII.

Today's Presenters

Prize

Prize



Alejandro Garcia-Huidobro
Chairman, CEO & Founder

- Founded Prize at 26-years-old & grew the business organically **without any equity funding**
- Hands-on entrepreneur with a **long-term vision and fully dedicated** in the company

Prize	CEO / Founder

Prize



Vicente Abogabir
CFO

- **12+ years of experience** in corporate finance & development and **7 years in the Ag sector**
- Participated in the **IPO of Chilean Ag company**
- Co-founder and partner of **2 successful** local ventures

ACCION TOTAL	Partner / CEO
Ameris	Associate
QUINTA FIT	Managing Partner

Prize



Recaredo Ossa
Board Member

- **40+ years of experience** in the Ag sector in the Andean Region
- **Former CEO & board member** of various publicly traded Ag companies in Chile
- Vice-President of the National Agricultural Society of Chile

SNA Sociedad Nacional de Agricultura	Vice President
TERRAVALUE	Founding Partner
Fundo Sofruco	CEO
David del Curto	Board Member

Prize



Jordi Gaju
Board Member

- **20+ years of experience** leading corporate development and investments for Andean region companies
- **Former Chief Development and Strategy Officer** of Grupo Falabella, one of the largest publicly traded Chilean companies
- MBA Graduate - Wharton

FALABELLA	CSO / Advisor
PENTA	V.P. of Strategy
Wharton University of Pennsylvania	MBA

ROSE HILL
PARTNER IN PROGRESS



Albert Hill
Co-Founder & Co-CFO

- Co-founded Rose Hill, U.S. based sponsor partnering with profitable Latin American companies
- Over **$7.6 billion of M&A** transaction experience
- Advisor to sponsors and multinational corporations

ROSE HILL	Co-Founder / Co-CFO
GUGGENHEIM	Investment Banker
CHARDAN	Investment Banker

ROSE HILL
PARTNER IN PROGRESS



Juan Jose Rosas
Co-Founder & Co-CFO

- Co-founded Rose Hill, U.S. based sponsor partnering with profitable Latin American companies
- Helped raise **$1 billion+** capital for U.S. listed sponsors
- Advisor to multiple sponsors & Latin American companies

ROSE HILL	Co-Founder / Co-CFO
CHARDAN	Investment Banker
Point72	Investment Banker

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Prize's Transaction Process

Shareholder Structure



Pre-Transaction
Alejandro Garcia-Huidobro & Micaela Cartwright (1)
100%
Post-Transaction
Alejandro Garcia-Huidobro & Micaela Cartwright (1)
ROSE HILL
PARTNER IN PROGRESS
Sponsor
ROSE HILL
PARTNER IN PROGRESS
Public Shares
PIPE
~80%
~2%
~18% (2)
Free Float

(1) Both shareholders are spouses (2) Assumes ~$70M of committed equity coming into the company in the form of either PIPE or SPAC cash in trust

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Debt Structure – Estimated as of October 31st 2022 (S21-22E)  Given stable cash flows, Prize has access to attractive financing conditions, being most of them in USD due to the nature of its operations  Financial Debt by Type  Amortization Schedule ($USD M)  $USD 95M  Financial Debt by Currency  $USD 95M

 Risk Factors Related to the SPAC and Business Combination  Each of Rose Hill and Prize will incur significant transaction costs in connection with the proposed business combination.  The proposed business combination may not be completed in a timely manner, or at all, which may adversely affect the price of Rose Hill’s securities.  The proposed business combination may not be completed by Rose Hill’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Rose Hill.  If the proposed business combination is not completed by Rose Hill’s business combination deadline, as such date may be further extended, Rose Hill would cease all operations except for the purpose of winding up and would redeem its ordinary shares and liquidate the trust account, in which case its public shareholders may only receive approximately $10.20 per share, and its warrants will expire worthless.  The failure to satisfy the conditions to the consummation of the proposed business combination, including the adoption of the business combination agreement by the respective shareholders of Rose Hill and Prize, the satisfaction of the minimum cash amount following redemptions by Rose Hill’s public shareholders and the receipt of certain governmental and regulatory approvals.  The lack of a third-party valuation in determining whether or not to pursue the proposed business combination.  The occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement.  The inability to complete a PIPE offering.  The effect of the announcement or pendency of the proposed business combination on Prize’s business relationships, performance, and business generally.  The risk that the proposed business combination disrupts current plans and operations of Prize as a result.  The outcome of any legal proceedings that may be instituted against Prize, Rose Hill or others related to the business combination agreement or the proposed business combination.  Failure to realize the anticipated benefits of the proposed business combination.  There can be no assurance that the post-combination company’s securities will be approved for listing on the Nasdaq Stock Market LLC (“Nasdaq”) or that the post-combination company will be able to comply with the continued listing standards of Nasdaq.  The risk that the price of Rose Hill’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Prize operates, variations in performance across competitors, changes in laws and regulations affecting Prize’s business and the ability of Prize and the post-combination company to retain its management and key employees.  The inability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, gauge and adapt to industry or market trends and changing consumer preferences, and identify and realize additional opportunities.  The risk of adverse or changing economic conditions, including the impact of pricing and other actions by Prize’s competitors.  The impact of governmental trade restrictions, including adverse governmental regulation that may impact Prize’s ability to access certain markets or continue to operate in certain markets.  The risk that Prize and its current and future growers and retailers have access to sufficient liquidity to fund their operations.  The risk that Prize will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all.  The risk that the post-combination company experiences difficulties in managing its growth and expanding operations.  There is no assurance that a shareholder’s decision whether to redeem its share for a pro rata portion of Rose Hill’s trust account will put the shareholder in a better future economic position.  Directors of Rose Hill have potential conflicts of interest in recommending that Rose Hill’s shareholders vote in favor of the adoption of the proposed business combination.  Even if the proposed business combination is completed, there can be no assurance that Rose Hill’s warrants will be in the money during the exercise period, and they may expire worthless.  The ability of Rose Hill’s public shareholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the proposed business combination would be unsuccessful.  Future sales of ordinary shares after the consummation of the proposed business combination may cause the market for the post-combination company’s securities to drop significantly, even if its business is doing well.  The public shareholders of Rose Hill will experience immediate dilution as a consequence of the issuance of ordinary shares as consideration in the proposed business combination and due to future issuances pursuant to the post-combination company’s equity plan(s).

Risk Factors Related to Prize   We may be adversely affected by global market and economic conditions.  Geopolitical and other challenges and uncertainties globally could have a material adverse effect on the global economy and our business.  Our operating results are highly dependent upon and fluctuate based upon business and economic conditions and governmental policies affecting the agricultural industry in which we operate. These factors are outside of our control and may significantly affect our profitability.  Water scarcity, poor water quality and energy shortages could adversely impact our production costs and capacity.  Climate change and legal or regulatory responses thereto may have an adverse impact on our business.  Weather conditions or natural disasters may adversely affect our business.  Unpredictable weather conditions, pest infestations and diseases may have an adverse impact on our crop yields.  Our business is seasonal, and our revenues may fluctuate significantly depending on the growing cycle and harvest season.  Fluctuation in market prices for our agriculture products could adversely affect our financial condition and results of operations.  We may be exposed to material losses due to volatile crop prices since a significant portion of our production is not hedged, and exposed to crop price risk.  The overall agricultural industry is susceptible to commodity price changes and we are exposed to market risks from changes in commodity prices.  We operate in a competitive market. If we are unable to compete effectively, our financial results will suffer.  If we are unable to retain our existing customers or attract new customers, including through opening new stores and geographic expansion, our business, financial condition and results of operations will be adversely affected.  Our business depends on a well-regarded and widely known brand, and any failure to maintain, protect and enhance our brand would harm our business, financial condition and results of operations.  If we fail to manage our growth effectively, our business could be harmed.  Our continued international expansion efforts may not be successful, or may subject our business to increased risks.  Our results of operations and operating metrics may fluctuate and we may generate losses in the future, which may cause the market price of New PubCo Ordinary Shares to decline.  Our results of operations may be adversely affected if our customers are unable to repay trade receivables from us.  If we fail to identify, develop and maintain relationships with a sufficient number of qualified suppliers, our ability to timely and efficiently access products that meet our standards for quality could be adversely affected, or we may experience an increase in the costs of our products that could reduce our overall profitability.  We may be adversely affected by the ongoing armed conflict between Russia and Ukraine.  Disruptions of the supply or reliability of transportation services and/or changes in transportation service costs can affect our sales volumes and selling prices.  Our failure to accurately forecast and manage inventory could result in an unexpected shortfall or surplus of products which could harm our business.  We cannot guarantee that our suppliers will not engage in improper practices, including inappropriate labor or manufacturing practices.  We may require additional capital in the future, which may not be available on acceptable terms or at all.  The COVID-19 pandemic could impact our business, financial condition and results of operations.  Consumer and government resistance to genetically modified crops may negatively affect our public image and reduce sales of the genetically modified products that we commercialize.  A recall of our products could have a material adverse effect on our business. In Addition, we may be subject to significant product liability claims should the consumption of any of our products cause injury, illness or death.  Our insurance policies may not be sufficient to cover all claims.  We depend on key management, as well as our experienced and capable employees, and any failure to attract, motivate and retain our employees could harm our ability to maintain and grow our business.  Disclosure controls and procedures over financial reporting may not prevent or detect all errors or acts of fraud.  A substantial portion of our assets is farmland that is illiquid.

 Risks Relating to Latin America  We are subject to risks relating to our significant presence in Latin American countries.  Perception of risk in emerging economies may impede our access to international capital markets, hinder our ability to finance our operations and adversely affect our financial performance.  Latin America has experienced, and may continue to experience, adverse economic or political conditions that may impact our business, financial condition and results of operations.  Exchange rate instability may impact our ability to hedge exchange rate risk, which may lead to interest rate volatility and have a material adverse effect on the price of New PubCo Ordinary Shares.  Disruption or volatility in global financial and credit markets could have a material adverse effect on us.  Our growth and profitability depend significantly on economic conditions in the countries in which we conduct our business.  Civil unrest in Chile, the approval by the general public to draft a new Constitution and the health conditions resulting from COVID-19 have had and could have in the future a significant adverse effect on the general economic conditions in Chile and our business, results of operations and financial condition.  Changes to the Chilean constitution could impact a wide range of rights, including water rights and property rights generally, and could affect our business, results of operations, and financial condition.  Political developments in Chile could result in instability.  Inflation in Chile and government measures to curb inflation may disrupt our business and have an adverse effect on our financial condition and results of operations.  A severe earthquake or tsunami in Chile could adversely affect the Chilean economy and our network infrastructure.  Lawsuits against us brought outside of Chile or complaints against us based on foreign legal concepts may be unsuccessful.